UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009 (June 10, 2009)

ABERCROMBIE & FITCH CO.
 (Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2009 Annual Meeting of Stockholders held on June 10, 2009, the Registrant’s stockholders approved the amendment to Section 2.03 of the Registrant’s Amended and Restated Bylaws which had been recommended by the Registrant’s Board of Directors. The amendment, the full text of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by this reference, provides that following its adoption:

•	the Registrant’s directors will be elected by a majority of the votes cast in an uncontested election (i.e., if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election); and

•	the Registrant’s directors will be elected by a plurality of the votes cast in a contested election.

Following the approval by the Registrant’s stockholders of the amendment to Section 2.03 of the Registrant’s Amended and Restated Bylaws, on June 10, 2009, the Registrant’s Board of Directors approved the addition of a new Article IX to the Registrant’s Amended and Restated Bylaws. New Article IX describes the requirements for the directors or stockholders to make, repeal, amend or rescind the Registrant’s bylaws and implements Section 216 of the Delaware General Corporation Law by providing that any repeal, amendment or rescission of any bylaw of the Registrant inconsistent with Section 2.03 of the Amended and Restated Bylaws will also require the approval of the Registrant’s stockholders, pursuant to the vote required by Article FIFTH, Section 2 of the Registrant’s certificate of incorporation. The full text of new Article IX of the Registrant’s Amended and Restated Bylaws, as approved by the Registrant’s Board of Directors, is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate regarding Approval of Amendment to Section 2.03 of Amended and Restated Bylaws of Abercrombie & Fitch Co., by Stockholders of Abercrombie & Fitch Co. at Annual Meeting of Stockholders held on June 10, 2009

3.2	Certificate regarding Approval of Addition of New Article IX of Amended and Restated Bylaws of Abercrombie & Fitch Co. by Board of Directors of Abercrombie & Fitch Co. on June 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: June 16, 2009

By: /s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 16, 2009

Abercrombie & Fitch Co.

Exhibit No.	Description
3.1	Certificate regarding Approval of Amendment to Section 2.03 of Amended and Restated Bylaws of Abercrombie & Fitch Co., by Stockholders of Abercrombie & Fitch Co. at Annual Meeting of Stockholders held on June 10, 2009

3.2	Certificate regarding Approval of Addition of New Article IX of Amended and Restated Bylaws of Abercrombie & Fitch Co. by Board of Directors of Abercrombie & Fitch Co. on June 10, 2009